Exhibit 99.2

Benson Hill Takes Steps to Strengthen Financial Position and
Accelerate Shift to Asset-Light Model Focused on Animal Feed Markets

•Expanded Liquidity Improvement Plan includes planned divestitures of processing facilities to enable an asset-light business model
•Management has already secured nearly 50% of the cash needed to retire senior term debt
•Commercially available proprietary soybean varieties and a future innovation pipeline give Benson Hill a first-mover advantage in animal feed and pet food
•Deanie Elsner appointed permanent Chief Executive Officer to continue leading the evolution of Benson Hill

ST. LOUIS, MO – Oct. 31, 2023 – Benson Hill, Inc. (NYSE: BHIL, the “Company” or “Benson Hill”), a food tech company unlocking the natural genetic diversity of plants, announced today plans to improve its financial position and accelerate its transition to an asset-light business model with a focused expansion into broadacre animal feed markets, complementing its accomplishments in human food ingredients. The near-term opportunity in animal nutrition is consistent with Benson Hill’s strategy to expand and diversify its proprietary product portfolio, improve nutrition security, and foster collaboration with industry partners within the food value chain.

“Benson Hill has the agility to persevere. Based on our ongoing strategic review, we believe the strengthening of our financial foundation, moving to an asset-light business model, and introducing our innovations into attractive broader end markets, is the most feasible path forward for Benson Hill,” said Deanie Elsner, Chief Executive Officer of Benson Hill. “Through the actions we have taken and are continuing to implement, we are poised to deliver significant value as a leader in AI-driven proprietary seed innovation.”

Elsner continued, “We are already making progress on our strategic path. With the expected divestiture of our processing facilities, we plan to retire high-cost debt and extend our liquidity by more than 12 months. In addition, we are engaged in discussions with potential partners to scale our current proprietary portfolio and product pipeline for large-acre U.S. animal feed and pet food markets. I am excited about the opportunities to leverage the core strengths of the business for long-term value creation.”

Expanding the Liquidity Improvement Plan
Management is expanding the scope of its Liquidity Improvement Plan to maximize capital efficiency and provide a runway to execute the Company’s strategy.
•Shape the Business: The Company has taken actions to realize a $33 million run rate operating expense reduction in 2024, with expectations for future reductions in operating expense savings and capital expenditures.
•Build Liquidity: Negotiations are underway to divest the Company’s processing facilities. This includes a signed agreement to sell the soy crush facility in Seymour, Ind., for approximately $36 million of total gross proceeds, subject to working capital and other adjustments.
•Fund the Business: The successful execution of the Liquidity Improvement Plan is expected to extend the cash runway to maximize the value of the proprietary product pipeline. Management anticipates the actions above should provide more than 12 months of liquidity following payoff of the Company’s high-cost debt, which, when combined with anticipated final partnership and licensing agreements, will position the Company to better forecast its profitability timeline.

In addition, the Company continues to evaluate multiple strategic alternatives through discussions with interested parties about executing its strategy under public and private operating models.

Broadacre Animal Feed Opportunity
The Company recently completed an external analysis of several non-GMO, Ultra-High Protein low oligosaccharide (“UHP-LO”) commercial soybean varieties validating novel value-added attributes for poultry diets, swine rations, and pet food.

These breakthrough soybean varieties were developed from Benson Hill’s proprietary germplasm and CropOS® innovation engine - an AI-based prediction and data insights platform. Research confirmed a trifecta of product attributes offered with UHP-LO desired by animal nutritionists, processors, feed formulators, and farmers1, as compared to commodity soybeans:
•Higher Protein Levels: Animal feed costs can be lowered by replacing expensive animal protein sources with non-GMO, U.S.-grown soybean meal.
•Lower Anti-Nutritional Factors and More Energy: Improved soybean meal with fewer anti-nutritional factors supports animal digestive health2 and overall performance, contributing to the advancement of animal welfare.
•Enhanced Amino Acid Profile: Essential amino acids reduce the need to add high-cost synthetic amino acids to feed.

As previously announced, Benson Hill expects to expand its UHP-LO soybean portfolio with herbicide-tolerant and second-generation seed varieties in the next two to three years, helping to extend its competitive advantage and diversify its market reach for different geographies and end markets, including large U.S. feed markets representing a total addressable market of approximately 28 million acres.3 Benson Hill is conducting additional studies as the 2023 crop comes out of the field and is working with outside parties to perform feeding trials in more species.

Leadership Appointment
In connection with this announcement, the Board of Directors has appointed Elsner to the position of Chief Executive Officer, effective immediately. She had served as Interim CEO since June.

“In her first few months as Interim CEO of Benson Hill, Deanie has demonstrated a keen understanding of the market complexities and has uncovered ways to leverage the strength of CropOS and the company’s unparalleled innovation pipeline,” said Dan Jacobi, Chairman of the Benson Hill Board of Directors. “We appreciate her willingness and enthusiasm to lead the company on this journey, and the Board has every confidence that Deanie is the right person to take Benson Hill into its next phase of growth and keep the company on solid financial footing.”

About Benson Hill
Benson Hill moves food forward with the CropOS® platform, a cutting-edge food innovation engine that combines data science and machine learning with biology and genetics. Benson Hill empowers innovators to unlock nature’s genetic diversity from plant to plate, with the purpose of creating nutritious, great-tasting food and ingredient options that are both widely accessible and sustainable. More information can be found at bensonhill.com or on X, formerly known as Twitter, at @bensonhillinc.

Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance and may be identified by words such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” or similar words. These forward-looking statements are based upon assumptions made by the Company as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements include, among other things, statements regarding the Company’s plans to strengthen its financial position and accelerate its shift to an asset-light business model; statements regarding the Company’s ability to enter new markets and the potential timing of such entry; statements regarding the expected divesture of our facilities; statements regarding the Company’s expansion and execution of liquidity improvement plans and other cost-saving measures, including the Company’s plans to retire its senior term debt, and the anticipated timeline to achieve such objectives; statements regarding the
1 https://informamarkets.turtl.co/story/feedstuffs-june-2023/page/10/1
2 https://www.sciencedirect.com/science/article/pii/S1056617123000090
3 https://usda.library.cornell.edu/concern/publications/m039k491c

Company’s recently completed analysis of several UHP-LO soybean varieties, and the potential characteristics and benefits of such varieties, including their potential applications for the poultry and swine feed and pet food markets; statements regarding negotiations the Company has underway and the anticipated results of such negotiations; statements regarding potential strategic alternatives under public and private operating models; statements regarding the Company’s plans to expand its UHP-LO portfolio and to expand its product portfolio, including with respect to animal nutrition; statements regarding the Company’s plans for additional studies; statements regarding the Company’s strategy and business and growth plans; statements regarding the future of the Company’s management; any projections of market opportunity; any financial or other information based upon or otherwise incorporating judgments or estimates relating to future performance, events or expectations; and the Company’s strategies, positioning, resources, capabilities, and expectations for future performance. Factors that may cause actual results to differ materially from current expectations and guidance include, but are not limited to: risks associated with the Company’s transition of its business model and go-to-market strategy, its liquidity improvement plans and other cost saving measures; the risk that the Company may be unable to successfully implement its plans, or that, even if such plans are successfully implemented, such plans may be insufficient to achieve the objectives of such plans, or that there may be adverse impacts on the Company’s business and prospects from such plans; risks relating to the accuracy of analyses, including with respect to the potential characteristics and benefits of the Company’s UHP-LO soybean varieties; risks relating to failed negotiations with regard to strategic partners, licensing deals, and other potential transactions, including strategic alternatives; risks relating to entering new markets and growing market share, risks relating to the animal nutrition market; risks relating to developing and expanding the Company’s product portfolio; liquidity and other risks relating to the Company’s ability to continue as a going concern; risks associated with the Company’s ability to grow and achieve growth profitably, including continued access to the capital resources necessary for growth; risks associated with managing capital resources; risks relating to maintaining key employee, customer, partner and supplier relationships; risks relating to changes in leadership; risks associated with maintaining relationships with customers and suppliers and developing and maintaining partnering and licensing relationships; risks associated with changing industry conditions and consumer preferences; risks associated with the Company’s ability to generally execute on its business strategy; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in our filings with the SEC, which are available on the SEC’s website at www.sec.gov. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved, including without limitation, any expectations about our operational and financial performance or achievements, any expectations that negotiations will lead to definitive agreements, and any expectations regarding our UHP-LO, soybean varieties. There may be additional risks about which the Company is presently unaware or that the Company currently believes are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. The reader should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any duty to update these forward-looking statements, except as otherwise required by law.
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Investor Contact
Ruben Mella
314-714-6313
rmella@bensonhill.com

Media Contact
Christi Dixon
636-359-0797
cdixon@bensonhill.com
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